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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-24329, 333-19141, 333-14363, and 333-35701.

                                                     Arthur Andersen LLP

Philadelphia, PA
March 31, 1998